Intangible Asset, Net (Details) - Schedule of Future Estimated Amortization Expenses	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Future Estimated Amortization Expenses [Abstract]
2024	¥ 985,844		¥ 985,844
2025	985,844		985,844
2026	985,844		985,844
2027	985,844		985,844
2028	42,802,068		985,844
Thereafter			42,802,068
Total	¥ 47,238,366	$ 6,628,272	¥ 47,731,288	$ 6,739,137	¥ 48,717,132